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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of EDG Capital, Inc. on Form S-8 of our report dated March 23, 2001, appearing in the Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2000, and to all references to our firm included in this registration statement.



Lazar Levine & Felix LLP
New York, New York
September 13, 2001